Exhibit 10.2

FIRST AMENDMENT TO TERM LOAN AGREEMENT

This FIRST AMENDMENT TO TERM LOAN AGREEMENT (this “Amendment”) dated as of July 25, 2017, by and among COLUMBIA PROPERTY TRUST OPERATING PARTNERSHIP, L.P., a limited partnership formed under the laws of the State of Delaware (the “Borrower”), COLUMBIA PROPERTY TRUST, INC., a Maryland corporation (“REIT Guarantor”), each of the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent (the “Administrative Agent”).

WHEREAS, the Borrower, REIT Guarantor, the Lenders and the Administrative Agent have entered into that certain Term Loan Agreement dated as of July 30, 2015 (as in effect immediately prior to the date hereof, the “Term Loan Agreement”); and

WHEREAS, the parties hereto desire to amend certain provisions of the Term Loan Agreement on the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto hereby agree as follows:

Section 1. Specific Amendment to Term Loan Agreement. Subject to satisfaction of the conditions contained in Section 2 hereof, the parties hereto agree that the Term Loan Agreement is amended by replacing the table in the definition of “Applicable Margin” contained in Section 1.1 thereof in its entirety with the following:

RATINGS LEVEL	MOODY’S/ S&P RATING	BASE RATE - APPLICABLE MARGIN	LIBOR ‑ APPLICABLE MARGIN
Level I Rating	A3/A- or higher	0.00%	0.90%
Level II Rating	Baa1/BBB+	0.00%	0.95%
Level III Rating	Baa2/BBB	0.10%	1.10%
Level IV Rating	Baa3/BBB-	0.35%	1.35%
Level V Rating	Below Baa3/BBB-	0.75%	1.75%

Section 2. Conditions Precedent. The effectiveness of this Amendment is subject to receipt by the Administrative Agent of each of the following, each in form and substance satisfactory to the Administrative Agent:

(a)    A counterpart of this Amendment duly executed by the Borrower, REIT Guarantor and all of the Lenders;

(b)    Evidence that the Borrower shall have paid all fees due and payable with respect to this Amendment; and

(c)    Such other documents, instruments and agreements as the Administrative Agent may reasonably request.

Section 3. Representations. Each of the Borrower and the REIT Guarantor represents and warrants to the Administrative Agent and the Lenders that:

(a)    Authorization. Each of the Borrower and the REIT Guarantor has the right and power, and has taken all necessary action to authorize, to execute and deliver this Amendment and to perform its obligations hereunder and under the Term Loan Agreement, as amended by this Amendment, in accordance with their respective terms. This Amendment has been duly executed and delivered by the duly authorized officers of each of the Borrower and the

REIT Guarantor and is a legal, valid and binding obligation of the Borrower and the REIT Guarantor enforceable against the Borrower and the REIT Guarantor in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations (other than the payment of principal) contained herein or in the Term Loan Agreement and as may be limited by equitable principles generally.

(b)    Compliance with Laws, etc. The execution, delivery and performance of this Agreement by each of the Borrower and the REIT Guarantor in accordance with its terms do not and will not, by the passage of time, the giving of notice, or both: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Borrower, the REIT Guarantor, any Subsidiary of the Borrower, or any other Obligor to comply; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower, the REIT Guarantor, or any material indenture, agreement or other instrument to which the Borrower, the REIT Guarantor, any Subsidiary of the Borrower, or any other Obligor is a party or by which it or any of its respective material properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower, the REIT Guarantor, any Subsidiary of the Borrower, or any other Obligor.

(c)    No Default. No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Amendment.

(d)    Guarantors. As of the date hereof, each Subsidiary required to be a Guarantor under the Term Loan Agreement has become a Guarantor.

Section 4. Reaffirmation of Representations by Borrower and the REIT Guarantor. Each of the Borrower and the REIT Guarantor hereby repeats and reaffirms all representations and warranties made by the Borrower and the REIT Guarantor to the Administrative Agent and the Lenders in the Term Loan Agreement and the other Loan Documents to which it is a party on and as of the date hereof with the same force and effect as if made on and as of such date except to the extent that such representations and warranties expressly relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date) and except for changes in factual circumstances not prohibited hereunder.

Section 5. Certain References. Each reference to the Term Loan Agreement in any of the Loan Documents shall be deemed to be a reference to the Term Loan Agreement as amended by this Amendment. This Amendment shall be deemed to be a Loan Document.

Section 6. Expenses. The Borrower shall reimburse the Administrative Agent upon demand for all reasonable costs and expenses (including reasonable and invoiced attorneys’ fees) incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and the other agreements and documents executed and delivered in connection herewith.

Section 7. Benefits. This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

Section 8. GOVERNING LAW. THIS AMENDMENT HALL BE DEEMED TO BE A CONTRACT ENTERED INTO PURSUANT TO THE LAWS OF THE STATE OF NEW YORK AND SHALL IN ALL RESPECTS BE GOVERNED, CONSTRUED, APPLIED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (OTHER THAN THOSE CONFLICT OF LAW PROVISIONS THAT WOULD DEFER TO THE SUBSTANTIVE LAWS OF ANOTHER JURISDICTION). WITHOUT IN ANY WAY LIMITING THE PRECEDING CHOICE OF LAW, THE PARTIES ELECT TO BE GOVERNED BY NEW YORK LAW IN ACCORDANCE WITH, AND ARE RELYING (AT LEAST IN PART) ON, SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

Section 9. Effect. Except as expressly herein amended, the terms and conditions of the Term Loan Agreement and the other Loan Documents remain in full force and effect. The amendments contained herein shall be deemed to have prospective application only, except as stated in the immediately preceding sentence or as otherwise specifically stated herein.

Section 10. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

Section 11. Definitions. All capitalized terms not otherwise defined herein are used herein with the respective definitions given them in the Term Loan Agreement.

Section 12. Reaffirmation of Guaranty. The REIT Guarantor hereby reaffirms its continuing obligations to the Administrative Agent and the Lenders under that certain Guaranty dated as of July 30, 2015 (the “Guaranty”) to which the REIT Guarantor is a party, and agrees that the transactions contemplated by this Amendment shall not in any way affect the validity and enforceability of the Guaranty, or reduce, impair or discharge the obligations of the REIT Guarantor thereunder.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Term Loan Agreement to be executed by their authorized officers all as of the day and year first written above.

BORROWER:

COLUMBIA PROPERTY TRUST OPERATING PARTNERSHIP, L.P.,
a Delaware limited partnership

By:	Columbia Property Trust, Inc.,
its sole General Partner

By:	/s/ James A. Fleming
	Name:	James A. Fleming
	Title:	EVP & Chief Financial Officer

REIT GUARANTOR:

COLUMBIA PROPERTY TRUST, INC.
a Maryland corporation

By:	/s/ James A. Fleming
	Name:	James A. Fleming
	Title:	EVP & Chief Financial Officer

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WELLS FARGO BANK, NATIONAL ASSOCIATION,
as the Administrative Agent and as a Lender

By:	/s/ D. Bryan Gregory
	Name:	D. Bryan Gregory
	Title:	Director

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REGIONS BANK, as a Lender

By:	/s/ Paul E. Burgan
	Name:	Paul E. Burgan
	Title:	Vice President

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U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ J. Lee Hord
	Name:	J. Lee Hord
	Title:	Senior Vice President

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PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Timothy M. Brown
	Name:	Timothy M. Brown
	Title:	Senior Vice President

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T.D. BANK, N.A., as a Lender

By:	/s/ Jessica Trambly
	Name:	Jessica Trambly
	Title:	Vice President